UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Chile Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders. –

Aberdeen Chile Fund, Inc. (CH)

Semi-Annual Report

June 30, 2015

Aberdeen

Simply asset management.

Managed Distribution Policy (unaudited)

The Board of Directors of Aberdeen Chile Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced January 1, 2015 through the distributions paid on June 29, 2015, consisted of 28% net investment income and 72% Return of Capital.

In January 2016, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2015 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Chile Fund, Inc. for the six months ended June 30, 2015. The Fund’s principal investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

Total Return Performance

For the six months ended June 30, 2015, the total return to shareholders of the Fund, based on the net asset value (“NAV”), net of fees, of the Fund, was -2.4%, assuming reinvestment of dividends and distributions, versus a return of -2.8% for the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Chile Index (“MSCI Chile Index”)1. The Fund’s total returns for the periods ended June 30, 2015 are based on the reported NAV on each financial reporting period end.

Share Price & NAV

For the six months ended June 30, 2015, based on market price, the Fund’s total return was 0.7%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 4.3% over the six months from $7.44 on December 31, 2014 to $7.12 on June 30, 2015. The Fund’s share price on June 30, 2015 represented a discount of 7.0% to the NAV per share of $7.66 on that date, compared with a discount of 9.9% to the NAV per share of $8.26 on December 31, 2014.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate that is a percentage of the rolling average of the Fund’s prior four quarter-end NAVs. On November 12, 2014, the Board of Directors of the Fund (the “Board”) announced that the annual percentage rate is 8% for the twelve-month period beginning with the distribution declared on December 9, 2014. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. On June 29, 2015, the Fund paid a distribution of USD $0.18 per share to all shareholders of record as of June 22, 2015.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a certain discount to the NAV and management believes such repurchases may enhance shareholder value. During the six months ended June 30, 2015, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeench.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

All amounts are U.S. Dollars unless otherwise stated.

[1]

The MSCI Chile Index is designed to measure the performance of the large and mid cap segments of the Chilean market. With 20 constituents, the index covers approximately 85% of the Chile equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Chile Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact us

•     Visit us: http://www.aberdeen-asset.us/cef or www.aberdeench.com;

•     Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;

•     Email us: InvestorRelations@aberdeen-asset.com; or

•     Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

2	Aberdeen Chile Fund, Inc.

Report of the Investment Adviser (unaudited)

Market review

Chilean equities, as measured by the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Chile Index, fell by 2.82% over the six-month period ended June 30, 2015, tracking the decline in the broader MSCI Emerging Markets (EM) Latin America Index.* The resilience shown in the first quarter of 2015 proved to be short-lived and investor sentiment was weighed down by a sequence of downward revisions to domestic economic growth forecasts, given persistent uncertainties over the outlook for the Chinese economy and the impact on copper prices. In turn, the Chilean peso depreciated against the U.S. dollar. However, this effectively kept inflation above the Chilean central bank’s target range for much of the reporting period, which prompted monetary policymakers to hold interest rates unchanged. The tenuous political backdrop also dented market confidence, as President Michelle Bachelet saw her approval ratings plummet because of alleged corruption among politicians and high-profile financial scandals involving powerful businessmen. Meanwhile, corporate tax increases were blamed for the economic slowdown.

Fund performance review

The Fund modestly outperformed its benchmark, the MSCI Chile Index, for the reporting period (-2.4% vs. -2.8%). Positive overall asset allocation outweighed negative stock selection. At the sector level, the underweight versus the benchmark to industrials was the biggest contributor to the Fund’s relative outperformance. The industrials sector led the market’s decline as the shares of airline operator LATAM sold off on the back of weak demand and a challenging operating environment.

The consumer staples sector proved relatively resilient, and the Fund’s overweight added to performance for the period. However, the gains were adversely impacted by negative stock selection in the sector. Wine-maker Concha Y Toro’s share price initially performed well, but later sold off following disappointing volume growth in the first quarter. Nevertheless, we remain positive about the company’s operating trends, which we think may benefit from lower input costs and a weaker Chilean peso. Elsewhere, the Fund’s IT services holding, Sonda, detracted from performance as the stock was affected by ongoing operational weakness in Brazil, although corporate spending should recover over the long term. Meanwhile, the absence of positions in power-generators Colbun and AES Gener also weighed on performance as the companies’ expansion plans and an improved outlook buoyed their stock prices. Nevertheless, we remain cautious about regulatory risk in the utilities sector.

On a positive note, Fund performance benefited from its underweight exposure relative to the benchmark to LATAM Airlines. The carrier continued to suffer from sluggish demand, intense competition and worsening debt levels. Bank holding Santander Chile also bolstered Fund performance as loan growth remained healthy and asset quality improved. The holding in Parque Arauco was another contributor to positive Fund performance as the mall operator continued to report good results and expand regionally. Market sentiment towards beverage-maker CCU also improved as volume growth resumed.

Outlook

President Bachelet has reshuffled her entire cabinet after several financing scandals, controversial reforms and declining economic growth led to waning confidence in her government. It is hoped that the new finance minister, Rodrigo Valdes, who has good relations with the business community, will help revive investments. However, global growth remains subdued. China is a key concern: a worse-than-anticipated economic slowdown could dent confidence further, especially among exporters. On the corporate front, although we feel that we are unlikely to see drastic improvements in earnings growth in the short term, we continue to see the Fund’s portfolio companies focusing on cost-cutting initiatives and maintaining solid balance sheets, which in our view should allow them to navigate the economic environment and ensure a recovery in profitability once growth resumes.

Aberdeen Asset Managers Limited

Aberdeen Chile Fund, Inc.	3

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI Chile Index for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-13.2%	-11.4%	-4.2%	4.7%
Market Value	-21.6%	-13.7%	-4.4%	5.4%
MSCI Chile Index	-15.1%	-12.3%	-4.0%	6.0%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at net asset value (NAV) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes management fees, administration fees (such as Director and legal fees) and custodial changes. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on June 30, 2015. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Aberdeen Asset Management Inc. has entered into an agreement with the Fund to cap Investor Relation Services, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeench.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the six months ended June 30, 2015 was 2.55%. The net operating expense ratio, net of fee waivers, based on the six months ended June 30, 2015 was 2.33%. The net operating expenses, excluding taxes net of fee waivers, based on the six months ended June 30, 2015 was 1.87%.

4	Aberdeen Chile Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry. As of June 30, 2015, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS Sectors, are comprised of several industries. As of June 30, 2015, the Fund held 99.4% of its net assets in equities, 0.4% in a short-term investment and 0.2% in other assets in excess of liabilities.

Sector Allocation	As a Percentage of Net Assets
Financials	22.8%
Consumer Staples	21.2%
Utilities	16.0%
Consumer Discretionary	11.9%
Energy	9.1%
Materials	8.0%
Information Technology	4.7%
Telecommunication Services	3.4%
Industrials	1.2%
Health Care	1.1%
Short-Term Investments and Other Assets in Excess of Liabilities	0.6%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2015:

Name of Security	As a Percentage of Net Assets
Enersis SA	9.9%
S.A.C.I. Falabella	9.7%
Banco Santander Chile	9.7%
Empresas COPEC SA	9.1%
Parque Arauco SA	5.9%
Embotelladora Andina SA, Class A	5.1%
Banco de Chile	5.1%
Cia Cervecerias Unidas SA	4.9%
Empresas CMPC SA	4.8%
Sonda SA	4.7%

Aberdeen Chile Fund, Inc.	5

Portfolio of Investments (unaudited)

As of June 30, 2015

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—99.4%
COMMON STOCKS—96.2%
AIRLINES—1.2%
125,500	Latam Airlines Group SA(a)	$ 897,557
BANKS—16.9%
33,316,500	Banco de Chile	3,662,717
35,465	Banco de Credito e Inversiones	1,558,846
136,823,987	Banco Santander Chile	6,955,973
		12,177,536
BEVERAGES—17.3%
332,283	Cia Cervecerias Unidas SA	3,519,853
1,653,011	Coca-Cola Embonor SA, Class A(b)(c)(d)	2,223,623
1,535,161	Embotelladora Andina SA(c)	3,679,199
1,743,000	Vina Concha y Toro SA	3,040,077
		12,462,752
ELECTRIC UTILITIES—9.9%
22,390,000	Enersis SA	7,109,882
FOOD & STAPLES RETAILING—3.9%
1,147,000	Cencosud SA	2,772,070
HEALTH CARE PROVIDERS & SERVICES—1.1%
416,977	Banmedica SA	782,719
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—3.2%
1,651,000	Empresa Nacional de Electricidad SA	2,275,282
INFORMATION TECHNOLOGY SERVICES—4.7%
1,596,000	Sonda SA	3,342,918
MULTILINE RETAIL—9.7%
1,000,083	S.A.C.I. Falabella	6,985,054
OIL, GAS & CONSUMABLE FUELS—9.1%
615,889	Empresas COPEC SA	6,551,146
PAPER & FOREST PRODUCTS—4.8%
1,262,130	Empresas CMPC SA	3,429,385
REAL ESTATE MANAGEMENT & DEVELOPMENT—5.9%
2,200,000	Parque Arauco SA	4,226,037
TEXTILES, APPAREL & LUXURY GOODS—2.2%
440,000	Forus SA	1,583,043
WATER UTILITIES—2.9%
1,368,500	Inversiones Aguas Metropolitanas SA	2,078,626
WIRELESS TELECOMMUNICATION SERVICES—3.4%
223,000	ENTEL Chile SA	2,466,247
	Total Common Stocks	69,140,254

6	Aberdeen Chile Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2015

Shares	Description	Value (US$)
PREFERRED STOCKS—3.2%
CHEMICALS—3.2%
98,650	Sociedad Quimica y Minera de Chile SA, ADR, Preferred Shares	$ 1,580,373
43,500	Sociedad Quimica y Minera de Chile SA, Class B, Preferred Shares	707,677
		2,288,050
	Total Preferred Stocks	2,288,050
	Total Long-Term Investments—99.4% (cost $61,589,803)	71,428,304
SHORT-TERM INVESTMENT—0.4%
$296,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 06/30/2015, due 07/01/2015 repurchase price $296,000, collateralized by U.S. Treasury Note, maturing 04/30/2022; total market value of $304,575	296,000
	Total Short-Term Investment—0.4% (cost $296,000)	296,000
	Total Investments—99.8% (cost $61,885,803)(e)	71,724,304
	Other Assets in Excess of Liabilities—0.2%	175,575
	Net Assets—100.0%	$71,899,879

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	This share class contains full voting rights and no preference on dividends. The two share classes of this company are formally labeled as preferred.
(d)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

ADR American Depositary Receipt

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	7

Statement of Assets and Liabilities (unaudited)

As of June 30, 2015

Assets
Investments, at value (cost $61,589,803)	$ 71,428,304
Repurchase agreement, at value (cost $296,000)	296,000
Foreign currency, at value (cost $759,115)	741,584
Cash	680
Prepaid expenses	20,979
Total assets	72,487,547
Liabilities
Chilean repatriation taxes (Note 2)	183,252
Investment advisory fees payable (Note 3)	162,622
Administration fee payable (Note 3)	61,758
Director fees payable	60,443
Investor relations fees payable (Note 3)	10,609
Accrued expenses	108,984
Total liabilities	587,668

Net Assets	$ 71,899,879
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 9,387
Paid-in capital in excess of par	64,536,990
Distributions in excess of net investment income	(4,462,625)
Accumulated net realized gain from investment and foreign currency transactions	2,016,895
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	9,799,232
Net Assets	$ 71,899,879
Net asset value per share based on 9,386,497 shares issued and outstanding	$ 7.66

See Notes to Financial Statements.

8	Aberdeen Chile Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2015

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $2,823)	$ 1,782,559
Other income	2,877
Total Investment Income	1,785,436
Expenses
Investment advisory fee (Note 3)	395,267
Chilean repatriation taxes (Note 2)	175,405
Administration fee (Note 3)	106,399
Directors’ fees and expenses	86,775
Custodian’s fees and expenses	47,891
Legal fees and expenses	35,578
Reports to shareholders and proxy solicitation	34,368
Independent auditors’ fees and expenses	34,003
Investor relations fees and expenses (Note 3)	31,965
Transfer agent’s fees and expenses	13,661
Insurance expense	11,291
Miscellaneous	5,789
Total operating expenses before reimbursed/waived expenses	978,392
Less: Expenses waived (Note 3)	(85,800)
Net expenses	892,592

Net Investment Income	892,844
Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions
Net realized gain/(loss) from:
Investment transactions	2,128,314
Foreign currency transactions	(60,418)
2,067,896
Net change in unrealized appreciation/(depreciation) on:
Investments (including $14,648 change in Chilean taxes on unrealized gains) (Note 2)	(5,029,389)
Foreign currency translation	(27,972)
(5,057,361)
Net realized and unrealized loss from investments and foreign currency related transactions	(2,989,465)
Net Decrease in Net Assets Resulting from Operations	$ (2,096,621)

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	9

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (unaudited)	For the Year Ended December 31, 2014
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 892,844	$ 273,094
Net realized gain from investment and foreign currency related transactions	2,067,896	8,121,456
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(5,057,361)	(18,698,427)
Net decrease in net assets resulting from operations	(2,096,621)	(10,303,877)
Distributions to Shareholders from:
Net investment income	(3,473,004)	(295,258)
Net realized gains	—	(8,067,155)
Tax return of capital	—	(1,493,409)
Net decrease in net assets from distributions	(3,473,004)	(9,855,822)
Change in net assets resulting from operations	(5,569,625)	(20,159,699)
Net Assets:
Beginning of period	77,469,504	97,629,203
End of period (including distributions in excess of net investment income of ($4,462,625) and ($1,882,465), respectively)	$ 71,899,879	$ 77,469,504

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Chile Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2015		For the Fiscal Years Ended December 31,
	(unaudited)		2014		2013		2012	2011	2010
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$8.25		$10.40		$15.05		$14.49	$22.05	$18.77
Net investment income	0.10		0.03		0.06		0.13	0.16	0.04
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(0.32)		(1.13)		(3.24)		2.02	(4.89)	6.64
Total from investment operations applicable to common shareholders	(0.22)		(1.10)		(3.18)		2.15	(4.73)	6.68
Dividends and distributions to shareholders:
Net investment income	(0.37)		(0.03)		(0.18)		(0.13)	(0.13)	(0.01)
Net realized gains	–		(0.86)		(1.23)		(1.47)	(2.75)	(3.45)
Tax return of capital	–		(0.16)		(0.06)		–	–	–
Total distributions	(0.37)		(1.05)		(1.47)		(1.60)	(2.88)	(3.46)
Capital Share Transactions:
Anti-dilutive impact due to capital shares tendered	–		–		–		–	–	0.06
Impact of shelf offering	–		–		–		0.01	0.05	–
Total capital share transactions	–		–		–		0.01	0.05	0.06
Net asset value per common share, end of period	$7.66		$8.25		$10.40		$15.05	$14.49	$22.05
Market value, end of period	$7.12		$7.44		$10.55		$15.09	$15.04	$22.67
Total Investment Return Based on(b):
Market value	0.69%		(21.25%	)	(21.99%	)	10.74%	(22.72% )	49.48%
Net asset value	(2.31%	)	(11.42%	)(c)	(22.89%	)(c)	14.64% (c)	(23.45% )	38.65%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$71,900		$77,470		$97,629		$141,305	$134,469	$168,153
Average net assets applicable to common shareholders (000 omitted)	$77,254		$89,231		$125,669		$145,864	$153,354	$176,275
Net operating expenses, net of fee waivers(d)	2.33%	(e)	2.58%	(f)	1.91%		1.75%	1.86%	2.07%
Net operating expenses, excluding fee waivers(d)	2.55%	(e)	2.78%	(f)	2.09%		1.97%	2.00%	2.20%
Net operating expenses, excluding taxes net of fee waivers	1.87%	(e)	2.29%	(f)	1.67%		1.50%	1.60%	1.84%
Net investment income	2.33%	(e)	0.31%	(f)	0.43%		0.82%	0.88%	0.21%
Portfolio turnover	0.03%		5.71%		3.79%		7.68%	7.30%	41.45%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(d)	Ratios include the effect of Chilean taxes.

(e)	Annualized.

(f)

The expense ratio includes a one-time expense associated with the May 2011 shelf offering costs attributable to the registered but unsold shares which expired in May 2014. Please see Note 5 of Notes to Financial Statements for further information.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	11

Notes to Financial Statements (unaudited)

June 30, 2015

1. Organization

Aberdeen Chile Fund, Inc. (the “Fund”) was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund trades on the NYSE MKT under the ticker symbol “CH”.

The Fund seeks total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board of Directors of the Fund (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

12	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Beverages	$10,239,129	$2,223,623	$—	$12,462,752
Other	58,965,552	—	—	58,965,552
Short-Term Investment	—	296,000	—	296,000
Total	$69,204,681	$2,519,623	$—	$71,724,304

Amounts listed as “-” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the six months ended June 30, 2015, there were no transfers between Levels 1, 2 or 3. For the six months ended June 30, 2015, there were no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $296,000 as of June 30, 2015. The value of the related collateral exceeded the value of the repurchase agreement at June 30, 2015.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)        market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)     purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation

Aberdeen Chile Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, qualified late year loss deferrals and recognition of market discount and premium.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

g. Foreign Withholding Tax:

Income received by the Fund from sources within Chile and other foreign countries may be subject to withholding and other taxes imposed by Chile and such other countries. The Fund incurs foreign Chilean taxes on income as well as realized gains generated from Chilean securities where there is no Chilean market presence. For the six months ended June 30, 2015, the Fund incurred $175,405 of such expense. The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains. For the six months ended June 30, 2015, the Fund accrued $21,738 of such expense.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.15% of amounts from $50-100 million, 1.10% of amounts from $100-150 million, 1.05% of amounts from $150-200 million and 1.00% of amounts over $200 million. AAML has also agreed to contractually waive 0.21% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement is subject to approval by the Adviser and the Fund’s Board. For the six months ended June 30, 2015, AAML earned $395,267 for advisory services, of which AAML waived $73,093.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, is the Fund’s administrator, pursuant to an Administration Agreement under

14	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

which AAMI receives a fee from the Fund, computed monthly and payable quarterly, at an annual fee rate of 0.08% of the Fund’s average monthly net assets. For the six months ended June 30, 2015, AAMI earned $30,648 from the Fund for administration services.

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid a fee out of the administration fee payable to AAMI, calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). In addition, BTG Pactual Chile receives a supplemental administration fee, annual reimbursement of out of pocket expenses and an accounting fee from the Fund. For the six months ended June 30, 2015 the administration fees, supplemental administration fees and accounting fees earned by BTG Pactual Chile from the Fund amounted to $17,403, $53,674 and $4,674, respectively.

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Effective January 1, 2015, investor relations services fees are capped at an annual rate of 0.05% of the Fund’s average net assets. For the six-month period ended June 30, 2015, the Fund incurred fees of approximately $31,975, of which AAMI waived $12,707 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent

Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended June 30, 2015, no shares were purchased pursuant to the Directors’ compensation plan. As of June 30, 2015, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2015, were $25,565 and $3,861,185, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of June 30, 2015, there were 9,386,497 shares of common stock issued and outstanding.

In May 2011, the Fund filed a “shelf” registration statement with the SEC, which permits the Fund to issue up to $75 million in shares of common stock through one or more public offerings, including at-the-market offerings (“ATM” offerings), provided that the registration statement is updated and certain performance conditions are met over a three-year period. Shares are offered through ATM offerings only when market conditions are considered favorable. Such shares may be offered when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised are used for investment purposes. Offering costs were previously capitalized as a prepaid expense. In May 2014, upon expiration of this shelf registration, the remaining prepaid offering costs associated with this registration statement were expensed.

6. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2015, the Fund did not repurchase shares through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental

Aberdeen Chile Fund, Inc.	15

Notes to Financial Statements (unaudited) (concluded)

laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

b. Risks Associated with Chilean Markets:

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$61,885,803	$18,727,496	$(8,888,995)	$9,838,501

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of June 30, 2015.

16	Aberdeen Chile Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 26, 2015 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect one Class I director to serve for a three-year term:

	Votes For	Votes Withheld
Enrique R. Arzac	6,286,232	703,121

Directors whose term of office continued beyond this meeting are as follows: James J. Cattano, Lawrence J. Fox, Martin M. Torino and Steven N. Rappaport.

Aberdeen Chile Fund, Inc.	17

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Martin M. Torino

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Co.
1 Iron Street, 5th Floor
Boston, MA 02110

U.S. Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Chilean Administrator

BTG Pactual Chile S.A.
Administradora de Fondos de Iversion de Capital Extranjero
AV. Apoguindo 3721, Piso 19
Las Condes
Santiago, Chile

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of June 30, 2015, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Chile Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “CH”. Information about the Fund’s net asset value and market price is available at www.aberdeench.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Chile Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

CH-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended June 30, 2015, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs [1]
January 1 through January 31, 2015	None	None	None	928,110
February 1 through February 28, 2015	None	None	None	928,110
March 1	None	None	None	928,110

through March 31, 2015
April 1 through April 30, 2015	None	None	None	928,110
May 1 through May 31, 2015	None	None	None	928,110
June 1 through June 30, 2015	None	None	None	928,110
Total	None	None	None	--

1 The plan was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Chile Fund, Inc.

By: /s/ Christian Pittard

Christian Pittard,

Principal Executive Officer of

Aberdeen Chile Fund, Inc.

Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian Pittard

Christian Pittard,

Principal Executive Officer of

Aberdeen Chile Fund, Inc.

Date: September 4, 2015

By: /s/ Andrea Melia

Andrea Melia,

Principal Financial Officer of

Aberdeen Chile Fund, Inc.

Date: September 4, 2015